CONFIRMATION

DATE:

April 27, 2007

TO:

Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust of MASTR Adjustable Rate Mortgages Trust 2007-HF1 (“Counterparty”)

Phone #: 410-884-2000

Fax #: 410-715-2380

ATTN:

Client Manager-MARM 2007-HF1

FROM:

The Bank of New York (“BNY”)

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attn:  Swap Confirmation Dept.

Phone #: 212-804-5163/5161/5103

Fax #:  212-804-5818/5837

Email: irdsuppdocs@bankofny.com

RE:

Transaction Reference Number: 39185

===================================================================

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.   In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.  In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 27, 2007, as amended and supplemented from time to time (the “Agreement”), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:

USD 649,916,039.09

Trade Date:

April 5, 2007

Effective Date:

May 25, 2016

Termination Date:

April 25, 2017, subject to adjustment in accordance with the Modified Following Business Day Convention

FIXED AMOUNTS

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 690,000.00

Fixed Amount Payer

Payment Date:

April 27, 2007

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

5.00%

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on June 25, 2016 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is greater than 5.32% then the Floating Rate Option for such Calculation Period shall be deemed equal to 5.32%

Designated Maturity:

1 month

Spread:

None

Floating Rate Day Count

Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable

Compounding:

Inapplicable

ADDITIONAL TERMS

Business Days:

New York

Calculation Agent:

BNY

Payment Instructions:

When remitting funds

to us, please pay:

The Bank of New York

Derivative Products Support Department

ABA #:  021000018

Account #:  890-0068-175

Reference:  Interest Rate Swaps

We will pay you at:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA # 121-000-248

Acct. # 3970771416

Acct. Name: SAS Clearing

FFC: 53139202

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to: Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.

THE BANK OF NEW YORK

By: /s/ Renee Etheart

Name: Renee Etheart

Title: Vice President

Accepted and confirmed as

of the date first written:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST OF MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-HF1

By: /s/ Graham M. Oglesby

Name: Graham M. Oglesby

Title: Vice President

Ref #: 39185